Exhibit 99.2


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                              SERVICING AGREEMENT

                                     among

                     WELLS FARGO STUDENT LOAN TRUST 2001-1
                                  as Issuer,

              WELLS FARGO BANK SOUTH DAKOTA, NATIONAL ASSOCIATION
                                 as Servicer,

                 WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC
                                 as Depositor,

                                      and

                        BANK ONE, NATIONAL ASSOCIATION
                   not in its individual capacity but solely
                          as Eligible Lender Trustee

                         Dated as of November 1, 2001

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                               TABLE OF CONTENTS
                                                                          Page
                                   ARTICLE I

                             Definitions and Usage

                                  ARTICLE II

                       Custody of Financed Student Loans

 SECTION 2.01.     Custody of Student Loan Files...........................  4
 SECTION 2.02.     Duties of Servicer as Custodian.........................  5
 SECTION 2.03.     Instructions; Authority To Act..........................  5
 SECTION 2.04.     Custodian's Indemnification.............................  6
 SECTION 2.05.     Effective Period and Termination........................  6

                                  ARTICLE III

                 Administration and Servicing of Student Loans

 SECTION 3.01.     Duties of Servicer......................................  6
 SECTION 3.02.     Collection of Student Loan Payments.....................  8
 SECTION 3.03.     Realization upon Student Loans..........................  9
 SECTION 3.04.     No Impairment........................................... 10
 SECTION 3.05.     Purchase of Student Loans; Reimbursement................ 10
 SECTION 3.06.     Servicing Fee........................................... 10
 SECTION 3.07.     Servicer's Report....................................... 11
 SECTION 3.08.     Annual Statement as to Compliance; Notice of Default.... 12
 SECTION 3.09.     Annual Independent Certified Public Accountants' Report. 12
 SECTION 3.10.     Access to Certain Documentation and Information
                   Regarding Financed Student Loans........................ 13
 SECTION 3.11.     Servicer Expenses....................................... 13
 SECTION 3.12.     Appointment of Subservicers............................. 13


                                  ARTICLE IV

                     Deposits into the Collection Account

 SECTION 4.01.     Deposits into the Collection Account.................... 14

                                   ARTICLE V

                                 The Servicer

 SECTION 5.01.     Representations of Servicer............................. 14
 SECTION 5.02.     Indemnities of Servicer................................. 16
 SECTION 5.03.     Merger or Consolidation of, or Assumption of the
                   Obligations of, Servicer................................ 17
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 SECTION 5.04.     Limitation on Liability of  Servicer and Others......... 17
 SECTION 5.05.     Wells Fargo Bank South Dakota, National Association
                   Not to Resign as Servicer............................... 18

                                  ARTICLE VI

                                    Default

 SECTION 6.01.     Servicer Default........................................ 18
 SECTION 6.02.     Appointment of Successor................................ 19
 SECTION 6.03.     Notification to Noteholders............................. 20
 SECTION 6.04.     Waiver of Past Defaults................................. 20

                                  ARTICLE VII

                                  Termination

 SECTION 7.01.     Termination............................................. 20

                                 ARTICLE VIII

                                 Miscellaneous

 SECTION 8.01.     Amendment............................................... 21
 SECTION 8.02.     Protection of Interests in Trust........................ 22
 SECTION 8.03.     Notices................................................. 23
 SECTION 8.04.     Assignment.............................................. 25
 SECTION 8.05.     Limitations on Rights of Others......................... 25
 SECTION 8.06.     Severability............................................ 26
 SECTION 8.07.     Separate Counterparts................................... 26
 SECTION 8.08.     Headings................................................ 26
 SECTION 8.09.     Governing Law........................................... 26
 SECTION 8.10.     Non-Petition Covenants.................................. 26
 SECTION 8.11.     Limitation of Liability of Eligible Lender Trustee
                   and Indenture Trustee................................... 26

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         SERVICING AGREEMENT dated as of November 1, 2001 among Wells Fargo
Student Loan Trust 2001-1, a Delaware trust (the "Issuer"), Wells Fargo Bank South Dakota, National Association, as servicer (the "Servicer"), Wells Fargo Student Loans Receivables I, LLC, as depositor (the "Depositor"), and Bank One, National Association ("Bank One"), a national banking association, solely as eligible lender trustee and not in its individual capacity (the "Eligible Lender Trustee").

         WHEREAS, the Issuer desires to purchase from the Depositor (and, with respect to legal title to the student loans, Bank One as trustee on behalf of the Depositor) a portfolio of federally reinsured student loans purchased in the ordinary course of business by the Depositor; and

         WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such student loans on behalf of the Issuer; and

         WHEREAS, the Servicer is willing to service such student loans and undertake certain administrative functions with respect thereto.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                             Definitions and Usage

         Capitalized terms used but not defined herein are defined in Appendix A to the Administration Agreement, dated as of November 1, 2001, among the Issuer, Wells Fargo Bank Minnesota, National Association, as Administrator, and JPMorgan Chase Bank, as Indenture Trustee, which also contains rules as to usage and construction that shall be applicable herein.

                                  ARTICLE II

                       Custody of Financed Student Loans

         SECTION 2.01.     Custody of Student Loan Files.

To assure uniform quality in servicing the Financed Student Loans and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as Custodian of the following documents or instruments which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer (or will be constructively delivered to the Indenture Trustee, as pledgee of the Issuer, in the case of Prefunded Loans and Serial Loans, as of the applicable Transfer Date, in the case of Qualified Substitute Student Loans, as of the date of the relevant Assignment to the Issuer, in the case of Consolidation Loans originated during the Funding Period by the Eligible Lender Trustee on behalf of the Issuer, as of the applicable date of origination or in the case of Consolidation Loans the principal balances of which are increased by the principal balances of any related Add-on Consolidation Loans, as of the applicable Add-on Consolidation Loan Funding Date) with respect to each Financed Student Loan:

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          (a) the original fully executed copy of the note evidencing the
     Financed Student Loan (including the original loan application fully executed by the Borrower); and

          (b) any and all other documents and computerized records that the Servicer shall keep on file, in accordance with its customary procedures, relating to such Financed Student Loan or any Obligor with respect thereto.

         SECTION 2.02.   Duties of Servicer as Custodian.

         (a) Safekeeping. The Servicer shall maintain custody of the Student Loan Files for the benefit of the Issuer and the Indenture Trustee on behalf of the Noteholders and maintain such accurate and complete accounts, records and computer systems pertaining to each Student Loan File as shall enable the Issuer to comply with the Basic Documents. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the student loan files relating to all comparable Student Loans that the Servicer services and shall ensure that it complies with all applicable federal and state laws, including the Higher Education Act, with respect thereto. The Servicer shall conduct, or cause to be conducted, periodic audits of the Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee and any failure on its part to hold the Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Eligible Lender Trustee or the Indenture Trustee of the Student Loan Files.

         (b) Maintenance of Records. The Servicer shall maintain each Student Loan File at one of the locations specified in Schedule A to this Agreement or at such other office as shall be specified by written notice to the Issuer and the Indenture Trustee not later than 90 days after any change in location. Upon reasonable prior notice of not less than three Business Days, the Servicer shall make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Student Loan Files and the related accounts, records and computer systems maintained by the Servicer.

         (c) Release of Documents. Upon instruction from the Indenture Trustee, the Servicer shall, as soon as practicable, release any Student Loan File to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate.

         SECTION 2.03.     Instructions; Authority To Act.

The Servicer shall be deemed to have received proper instructions with respect to the Student Loan Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

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         SECTION 2.04.     Custodian's Indemnification.

The Servicer as Custodian shall pay for any actual loss, liability or expense, including reasonable attorneys' fees, that may be imposed on, incurred by or asserted against the Issuer, the Eligible Lender Trustee or the Indenture Trustee or any of their officers, directors, employees and agents as a result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as Custodian of the Student Loan Files as required by this Agreement where the final determination that any such improper act or omission by the Servicer resulted in such loss, liability or expense is established by a court of law, by an arbitrator, or by way of settlement agreed to by the Servicer; provided, however, that the amount of any liability with respect to any Financed Student Loan shall not exceed the amount that would have been paid if such Student Loan had been accepted and paid by the related Guarantor as a claim, and provided, further, that the Servicer shall not be liable to the Eligible Lender Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Eligible Lender Trustee and the Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee. This provision shall not be construed to limit the Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

         SECTION 2.05.     Effective Period and Termination.

The appointment of Wells Fargo Bank South Dakota, National Association as Custodian shall become effective as of the Closing Date and shall continue in full force and effect for so long as Wells Fargo Bank South Dakota, National Association shall remain the Servicer hereunder. If all the rights and obligations of Wells Fargo Bank South Dakota, National Association shall have been terminated under Section 6.01, the appointment of Wells Fargo Bank South Dakota, National Association as Custodian shall be terminated simultaneously with the effectiveness of such termination. As soon as practicable on or after any termination of such appointment and in any event within ninety (90) days, Wells Fargo Bank South Dakota, National Association shall deliver possession of the Student Loan Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate. Wells Fargo Bank South Dakota, National Association will continue to hold the Student Loan Files as agent of the Indenture Trustee until the Student Loan Files are transferred.

                                  ARTICLE III

                 Administration and Servicing of Student Loans

         SECTION 3.01.     Duties of Servicer.

The Servicer, for the benefit of the Issuer (to the extent provided herein), and the Noteholders, shall manage, service, administer and make collections on the Financed Student Loans with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable Student Loans that it services. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Servicer shall manage, service, administer and make collections with respect to the Financed Student Loans (other than collection of any Interest Subsidy

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Payments and Special Allowance Payments, which the Eligible Lender
Trustee will perform on behalf of the Trust) in accordance with, and otherwise comply with, all applicable federal and state laws, including any applicable standards, guidelines and requirements of the Higher Education Act and the applicable Guarantee Agreement, the failure to comply with which would adversely affect the eligibility of one or more of the Financed Student Loans for federal reinsurance or Interest Subsidy Payments, Special Allowance Payments or Guarantee Payments or would have an adverse effect on the Noteholders. The Servicer also hereby acknowledges that its obligation to service the Financed Student Loans includes all Consolidation Loans originated by the Issuer during the Funding Period, any Consolidation Loan supplemented from time to time during and after the Funding Period by the addition of the principal balance of any related Add-on Consolidation Loan, any Qualified Substitute Student Loans conveyed to the Issuer pursuant to Section 3.02 of the Loan Sale Agreement and those Prefunded Loans and Serial Loans conveyed to the Eligible Lender Trustee on behalf of the Trust pursuant to Section 2.02 of the Loan Sale Agreement and the related Transfer Agreement, a copy of which shall be delivered to the Servicer by the Seller and the Depositor promptly upon execution thereof; provided, however, that any failure by the Seller and the Depositor to so deliver a Transfer Agreement shall not affect the Servicer's obligations hereunder to service all the Financed Student Loans.

         The Servicer's duties shall include collection and posting of all payments, responding to inquiries of borrowers on such Financed Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and annual statements with respect thereto to the Administrator. Subject to the provisions of Section 3.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Noteholders or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Financed Student Loans; provided, however, that the Servicer agrees that it will not (a) permit any rescission or cancellation of a Financed Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Eligible Lender Trustee and the Indenture Trustee or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Financed Student Loan except pursuant to any applicable Deferral or Forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of the Financed Student Loans; and provided, further, that the Servicer shall not agree to any decrease of the interest rate on, or the principal amount payable with respect to, any Financed Student Loan.

         The Servicer, for the benefit of the Issuer (to the extent provided herein) and the Indenture Trustee on behalf of the Noteholders, shall promptly and routinely furnish the Eligible Lender Trustee and the Indenture Trustee with copies of all material reports, records, and other documents and data as required by this Agreement or as may otherwise be required by the Higher Education Act. All material correspondence received by the Servicer relating to individual Student Loans shall be maintained in microcopy form or in summary form in an automated history file established by the Servicer. The Servicer shall furnish in good condition all forms and supplies as specified in this Agreement and any Schedules hereto. The Eligible


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Lender Trustee and the Indenture Trustee may transmit Financed Student Loan account data to the Servicer on these forms or by any other mutually acceptable means. In performing its duties hereunder, the Servicer will be guided by and comply with the Higher Education Act and applicable requirements of the related Guarantor. The Servicer agrees to produce a clear and precise audit trail for each Financed Student Loan and to comply with such other reporting, servicing, and operating standards as are contained in this Agreement.

         The Eligible Lender Trustee on behalf of the Issuer hereby grants a power of attorney and all necessary authorization to the Servicer to maintain any and all collection procedures with respect to the Financed Student Loans, including filing, pursuing and recovering claims against the Guarantors for Guarantee Payments and taking any steps to enforce such Financed Student Loans such as commencing a legal proceeding to enforce a Financed Student Loan in the name of the Issuer, the Eligible Lender Trustee, the Indenture Trustee or the Noteholders. The Eligible Lender Trustee or the Indenture Trustee shall upon the written request of the Servicer or the Administrator furnish the Servicer or the Administrator with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer or the Administrator to carry out their servicing and administrative duties hereunder.

         The Servicer acknowledges the duties and obligations assigned to it under the Administration Agreement, Section 6.07 of the Indenture and Section
6.07 of the Trust Agreement and agrees to perform each of the duties and obligations assigned to it thereunder in each case with the same effect as if they were set forth in full herein.

         SECTION 3.02.     Collection of Student Loan Payments.

         (a) The Servicer shall make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Financed Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable Student Loans that it services. The Servicer shall allocate collections with respect to the Financed Student Loans between principal and interest in accordance with the terms of each such loan. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Financed Student Loan.

         (b) The Servicer shall make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Financed Student Loans as and when the same shall become due and payable, shall comply with the Higher Education Act and all other applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to all comparable guarantee agreements and student loans that it services. In connection therewith, the Servicer is hereby authorized and empowered to convey to the related Guarantor the note and the related Student Loan File representing any Financed Student Loan in connection with submitting a claim to the applicable Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement.

         (c) The Eligible Lender Trustee shall, with the assistance of the Servicer as set forth below and on behalf of the Issuer, make reasonable efforts to claim, pursue and collect all


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Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Financed Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as the Servicer follows with respect to Student Loans serviced by it. All amounts so collected by the Eligible Lender Trustee with respect to Financed Student Loans shall constitute Monthly Available Funds for the applicable Monthly Collection Period and Available Funds for the applicable Collection Period, and shall be deposited into the Collection Account in accordance with Section 4.01. In connection therewith, the Servicer shall prepare and file with the Department on a timely basis all claims forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee and shall otherwise assist the Eligible Lender Trustee in pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department. The Eligible Lender Trustee shall upon the written request of the Servicer furnish the Servicer with any power of attorney and other documents reasonably necessary or appropriate to enable the Servicer to prepare and file such claims forms and other documents and filings.

         The Eligible Lender Trustee may permit trusts, other than the Trust, established by the Depositor to securitize student loans to use the Department lender identification number applicable to the Trust. In such event, the Eligible Lender Trustee may claim and collect Interest Subsidy Payments and Special Allowance Payments with respect to Financed Student Loans in the Trust and student loans in such other trusts using such common lender identification number. Notwithstanding anything herein or in the Basic Documents to the contrary, any amounts assessed against payments (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) due from the Department to any such other trust using such common lender identification number as a result of amounts (including, but not limited to, Consolidation
Fees) owing to the Department from the Trust will be deemed for all purposes hereof and of the Basic Documents (including for purposes of determining amounts paid by the Department with respect to the student loans in the Trust and such other trust) to have been assessed against the Trust and shall be deducted by the Eligible Lender Trustee or the Servicer and paid to such other trust from any collections made by them which would otherwise have been payable to the Collection Account for the Trust. If so specified in the servicing agreement applicable to any such other trust, any amounts assessed against payments due from the Department to the Trust as a result of amounts owing to the Department from such other trust using such common lender identification number will be deemed to have been assessed against such other trust and will be deducted by the Eligible Lender Trustee or the Servicer from any collections made by them which would otherwise be payable to the collection account for such other trust and paid to the Trust.

         SECTION 3.03.     Realization upon Student Loans.

For the benefit of the Issuer, the Servicer shall use reasonable efforts consistent with its customary servicing practices and procedures and including all efforts that may be specified under the Higher Education Act or the applicable Guarantee Agreement in its servicing of any delinquent Financed Student Loans.

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         SECTION 3.04.     No Impairment.

The Servicer shall not impair the rights of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Depositor, the Noteholders or the Swap Counterparty in the Financed Student Loans.

         SECTION 3.05.     Purchase of Student Loans; Reimbursement.

         (a) Upon the discovery by the Servicer, the Eligible Lender Trustee, the Indenture Trustee or the Seller of any breach pursuant to Sections 3.01, 3.02, 3.03 or 3.04 hereof, the party discovering the breach shall give prompt written notice to the others. If the breach is not cured within sixty (60) days after the Servicer becomes aware or receives written notice (whichever is earlier) of such breach, the Servicer shall purchase or arrange for the purchase of any Student Loan in which the interests of the Noteholders, the Issuer, the Indenture Trustee or the Eligible Lender Trustee are materially and adversely affected by such breach as of the first day succeeding the end of such 60-day period that is the last day of a Monthly Collection Period (it being understood that any such breach that does not affect the related Guarantor's obligation to guarantee payment of such Student Loan will not be considered to have a material adverse effect for this purpose and it being further understood that any dispute as to whether such Guarantor's obligation has been so affected so as to create such a material adverse effect, shall be resolved, for so long as the Notes are Outstanding, by the Indenture Trustee, whose determination shall be dispositive, and after the Notes are no longer Outstanding, by the Eligible Lender Trustee, whose determination shall then be dispositive); provided, however, that during each 12-month period following the Cutoff Date or an anniversary of the Cutoff Date (each, a "Servicer Liability Period"), the Servicer will be obligated to purchase Student Loans only to the extent its total liability incurred during the then current Servicer Liability Period for such purchases and any other liabilities under this Agreement exceeds an amount (the "Servicer Liability Limit") equal to 0.15% of the principal balances of the Financed Student Loans outstanding as of the Cutoff Date or, after the first anniversary of the Cutoff Date, as of the preceding November 1.

         (b) In consideration of the purchase of any such Student Loan pursuant to this Section 3.05, the Servicer shall remit, in the manner specified in Section 4.01, the Purchase Amount and the Issuer shall execute such assignments and other documents reasonably requested by the Servicer in order to effect the transfer of such Student Loan to the Servicer or its designee; provided, however, that the Servicer's total liability for losses for rejected claims by the Guarantors for any Financed Student Loan based on any breach pursuant to Sections 3.01, 3.02, 3.03 or 3.04 hereof will not exceed that amount which the related Guarantor would have been obligated to pay with respect to such loan had its obligation to guarantee payment thereof not been affected by the Servicer's breach. Subject to Section 5.02, the exclusive remedy of the Noteholders, the Issuer, the Indenture Trustee, and the Eligible Lender Trustee and the entire liability of Servicer for such a breach shall be limited to requiring the Servicer to purchase Financed Student Loans pursuant to this Section 3.05.

         SECTION 3.06.     Servicing Fee.

         (a) The Servicing Fee for each calendar month (the "Servicing Fee") shall be an amount equal to the sum of (i) $1.75 for each Billing Account having one or more Financed Student


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Loans that during the prior calendar month was an In-School Loan or a Grace
Loan and (ii) $3.25 for each Billing Account having one or more Financed Student Loans that during the prior calendar month was a Repayment Loan, a Deferral Loan or a Forbearance Loan. After the third anniversary of the Closing Date, the Servicing Fee may be increased based on the Servicer's costs with consent of the Issuer (including the costs of any Subservicer); provided, however, that the Servicing Fee will not be in excess of the Servicing Fee set forth in the immediately preceding sentence plus 2% per annum.

         (b) The Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Monthly Payment Dates) will be payable on each Monthly Payment Date and will be paid solely out of Monthly Available Funds in the case of each Monthly Payment Date that is not a Quarterly Payment Date (and out of Available Funds in the case of each Quarterly Payment Date) and amounts on deposit in the Reserve Account (or available from draws on the Demand Note or withdrawals from the Demand Note Account to the extent provided in the Administration Agreement) on such Monthly Payment Date (including each Quarterly Payment Date) as provided in Sections 2(d)(iv), 2(d)(v)(A) and 2(e)(iv)(A) of the Administration Agreement.

         SECTION 3.07.     Servicer's Reporting Obligations.

         (a) On or before the fifteenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Servicer shall deliver to the Administrator a servicer's report with respect to the preceding calendar month containing all information necessary for the Administrator to prepare the Administrator's Certificate, referred to in
Section 2(b)(ii) of the Administration Agreement, covering such preceding calendar month.

         (b) The Servicer shall provide to the Eligible Lender Trustee (i) a list of jurisdictions in which the Issuer is required to be licensed and (ii) any other information necessary for the Eligible Lender Trustee to fulfill its obligations under Section 7.08 of the Trust Agreement.

         (c) The Servicer shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Rating Agencies and the Administrator, an Officers' Certificate of the Servicer containing all the information necessary:

                    (A) to pay the Department any Consolidation Fees due and payable to the Department, to the extent such Consolidation Fees are not being deducted by the Department out of Special Allowance Payments or Interest Subsidy Payments, which Officers' Certificate shall be delivered on the date that is three Business Days prior to the date such fees are to be remitted to the Department;

                    (B) during the Funding Period to pay the Depositor, pursuant to Section 2.02 of the Loan Sale Agreement, on each Transfer Date, the Loan Purchase Amount for Prefunded Loans or Serial Loans purchased by the Eligible Lender Trustee on behalf of the Issuer on such date and, on each Transfer Date after the end of the Funding Period and on or prior to October 31, 2003, the Loan Purchase Amount for Serial Loans so


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                    purchased on such date, which Officers' Certificate, in
                    each case, shall be delivered on the Business Day preceding such Transfer Date;

                    (C) to pay the Servicer the Servicing Fee due on each Monthly Payment Date pursuant to Section 2(d)(iv), 2(d)(v)(A) and 2(e)(iv)(A); and

                    (D) to make all the distributions required by Sections 2(d), 2(e), and 2(f) for the Monthly Collection Period or Collection Period, as the case may be, preceding the date of such Officers' Certificate, which Officer's Certificate shall be delivered on each Determination Date.

         (d) On each Determination Date, the Servicer shall calculate all amounts required to determine the amounts to be deposited in the Collection Account and the other Trust Accounts and the amounts to be distributed therefrom on the related Monthly Payment Date, Quarterly Payment Date or other dates from which amounts therein are to be distributed.

         (e) On each Determination Date, the Servicer shall prepare and provide to the Administrator the report required pursuant to Section 2(g) of the Administration Agreement.

         SECTION 3.08.   Annual Statement as to Compliance; Notice of Default.

         (a) The Servicer shall deliver to the Depositor, the Eligible Lender Trustee and the Indenture Trustee (with a copy to the Seller), on or before March 31 of each year beginning 2003, an Officers' Certificate of the Servicer, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 2002 and of its performance has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year (or in the case of the first such Officers' Certificate, such shorter period) or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officers' Certificate and each report referred to in this Section 3.08 to the Rating Agencies. A copy of each such Officers' Certificate and each report referred to in this Section
3.08 may be obtained by any Noteholder or Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Eligible Lender Trustee, the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of Noteholders as of the date specified by the Eligible Lender Trustee.

         (b) The Servicer shall deliver to the Depositor, Eligible Lender Trustee, the Indenture Trustee, the Seller and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Servicer of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 6.01 or would cause the Servicer to fail to meet any Rating Agency Condition.

         SECTION 3.09. Annual Independent Certified Public Accountants' Report.

The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer, the Seller, the Depositor their Affiliates, to deliver to the Depositor, the Eligible Lender Trustee and the Indenture Trustee (with a copy to the Seller) within 180 days of the end of the Servicer's regular fiscal-year ended 2002 or calendar-year audit period, an audit report that encompasses the Servicer's portion of the annual Lender Audit (as defined in the Higher Education Act), or any successor thereto, as required of a lender under the Higher Education Act, for the preceding year (or, in the case of the first such report, during the period from the Closing Date to December 31, 2002). The Indenture Trustee shall send a copy of each such report to the Rating Agencies.

         Such report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 3.10. Access to Certain Documentation and Information Regarding Financed Student Loans.

Upon at least three Business Days' prior notice, the Servicer shall provide the Noteholders access to the Student Loan Files in such cases where the Noteholders shall be required by applicable statutes or regulations to review such documentation, as demonstrated by evidence satisfactory to the Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         SECTION 3.11.     Servicer Expenses.

The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer, and expenses incurred in connection with distributions and reports to the Administrator or the Noteholders, as the case may be.

         SECTION 3.12.     Appointment of Subservicers.

         (a) The Servicer may at any time appoint one or more subservicers to perform all or any portion of its obligations as Servicer hereunder (including but not limited to the Servicer's obligations as Custodian); provided, however, that the Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Noteholders for the servicing, custody and administering of the Financed Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Financed Student Loans. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time and none of the Issuer, the Eligible Lender Trustee, the Indenture Trustee or the Noteholders shall have any responsibility therefor.

         (b) As of the Closing Date, the Servicer has appointed UNIPAC Service Corporation, as Subservicer to service the Financed Student Loans pursuant to a Subservicing Agreement.

                                  ARTICLE IV

                     Deposits into the Collection Account

         SECTION 4.01.     Deposits into the Collection Account.

         (a) The Servicer shall deposit into the Collection Account (in the case of clauses (i) and (ii) within two Business Days of receipt of freely available funds therefor):

                  (i) all identifiable payments received by the Servicer by or on behalf of Obligors on the Financed Student Loans, including any Guarantee Payments with respect to the Financed Student Loans;

                 (ii) all Liquidation Proceeds on the Financed Student Loans;

                (iii) with respect to Purchased Student Loans, the aggregate Purchase Amounts, when such amounts are due, as provided in Section
         3.05 hereof; and

                 (iv) all other amounts required to be deposited into the Collection Account by the Servicer pursuant to the terms hereof;

         provided, however, that for so long as (i) the Servicer's short-term unsecured obligations are rated at least "A-1" by S&P, "P-1" by Moody's and "F-1" by Fitch, (ii) a Servicer Default has not occurred and is not continuing and (iii) Wells Fargo Bank South Dakota, National Association is the Servicer, the Servicer will be required to make the deposits to the Collection Account set forth in this clause (a) with respect to each Collection Period not later than the Business Day preceding the related Quarterly Payment Date.

         (b) The Eligible Lender Trustee shall deposit into the Collection Account within two Business Days of the receipt thereof, the aggregate amount of Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Financed Student Loans.

         (c) The Seller shall deposit into the Collection Account, the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Seller or the Depositor under Section 3.02 of the Loan Sale Agreement when such amounts are due, as provided in Section 3.03 of the Loan Sale Agreement.

                                   ARTICLE V

                                 The Servicer

         SECTION 5.01.     Representations of Servicer.

The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans and appointing the Servicer as servicer hereunder. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Financed Student Loans, and will be deemed to speak as of the applicable Transfer Date, in the case of Prefunded Loans and Serial Loans, as of the date of the relevant Assignment in the case of any Qualified Substitute Student Loan, as of the date of origination in the case of any Consolidation Loan added to the Trust during the Funding Period and as of the applicable Add-on Consolidation Loan Funding Date in the case of any Consolidation Loan the principal balance of which has been increased by the principal balance of a related Add-on Consolidation Loan, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer (and the origination of such Consolidation Loans) and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) Organization and Good Standing. The Servicer is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) Power and Authority of Servicer. The Servicer has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

          (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any material breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the charter or by-laws of the Servicer, or any material indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or, to the knowledge of the Servicer, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties. Performance by the Servicer of its servicing duties with respect to the Financed Student Loans, and compliance by the Servicer with the terms of this Agreement, will not result in the loss of any Guarantee Payments by the Trust or any reinsurance payments with respect to any Financed Student Loan by the applicable Guarantor.

          (e) No Proceedings. There are no proceedings or investigations pending against the Servicer or, to its best knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties:
     (i) asserting the invalidity of this Agreement or any of the other Basic Documents to which the Servicer is a party, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, or any of the other Basic Documents,
     (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Notes or (iv) seeking to affect adversely the federal or state income tax attributes of the Issuer or the Notes.

          (f) All Consents. All authorizations, consents, licenses, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Servicer in connection with the execution and delivery by the Servicer of this Agreement and the performance by the Servicer of its duties contemplated by this Agreement have in each case been duly obtained, effected or given and are in full force and effect.

         SECTION 5.02.     Indemnities of Servicer.

The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

         The Servicer shall pay for any loss, liability or expense, including reasonable attorneys' fees, that may be imposed on, incurred by or asserted against the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Depositor, the Seller, the Administrator or the Noteholders or any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Depositor, the Administrator or the Seller to the extent that such loss, liability or expense arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its obligations and duties under this Agreement or by reason of the reckless disregard of its obligations and duties under this Agreement, where the final determination that any such loss, liability or expense arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance, bad faith or recklessness on the part of the Servicer is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer; provided, however, that the Servicer's obligation arising under this Section 5.02 shall apply only to the extent that the sum of such obligation and any other liabilities of the Servicer under this Agreement exceeds the Servicer Liability Limit for any Servicer Liability Period (as such terms are defined in Section 3.05). Notwithstanding the foregoing, if the Servicer is rendered unable, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes and other disasters) to satisfy its obligations under this Agreement, the Servicer shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the other parties hereto, for so long as the Servicer remains unable to perform such obligation as a result of such event.

         For purposes of this Section, in the event of the termination of the rights and obligations of Wells Fargo Bank South Dakota, National Association as Servicer pursuant to Section 6.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 6.02.

         Liability of the Servicer under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Agreement and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         The Servicer shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities, to the extent and in the manner provided in, and subject to the limitations of,
Section 6.07 of the Indenture.

         SECTION 5.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer.

The Servicer hereby agrees that, upon (a) any merger or consolidation of the Servicer into another Person, (b) any merger or consolidation to which the Servicer shall be a party resulting in the creation of another Person or (c) any Person succeeding to the properties and assets of the Servicer substantially as a whole, the Servicer shall (i) cause such Person (if other than the Servicer) to execute an agreement of assumption to perform every obligation of the Servicer hereunder, (ii) deliver to the Eligible Lender Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) cause the Rating Agency Condition to have been satisfied with respect to such transaction and (iv) cure any existing Servicer Default or any continuing event which, after notice or lapse of time or both, would become a Servicer Default. Upon compliance with the foregoing requirements, such Person shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement. Notwithstanding anything herein to the contrary, compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of any of the transactions referred to in clause (a), (b) or (c) above.

         SECTION 5.04.     Limitation on Liability of Servicer and Others.

Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer or the Noteholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

         Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Student Loans in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders under the Indenture.

         SECTION 5.05. Wells Fargo Bank South Dakota, National Association Not to Resign as Servicer.

Subject to the provisions of Section 5.03, Wells Fargo Bank South Dakota, National Association shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Wells Fargo Bank South Dakota, National Association shall be communicated to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of Wells Fargo Bank South Dakota, National Association in accordance with Section 6.02.

                                  ARTICLE VI

                                    Default

         SECTION 6.01.     Servicer Default.

If any one of the following events (each, a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any payment required by the Basic Documents, which failure continues unremedied for three Business Days after written notice of such failure is received by the Servicer from the Eligible Lender Trustee, the Indenture Trustee or the Administrator or after discovery of such failure by an officer of the Servicer; or

                  (b) any failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders and (ii) continue unremedied for a period of thirty (30) days after the date of discovery of such failure by an officer of the Servicer or on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the

          Servicer, by the Depositor, the Indenture Trustee, the Eligible Lender Trustee or (B) to the Servicer, the Indenture Trustee, the Administrator and the Eligible Lender Trustee by Noteholders representing not less than 25% of the Outstanding Amount of the Notes; or

                  (c) any limitation, suspension or termination by the Department of the Servicer's eligibility to service Student Loans which materially and adversely affects its ability to service the Financed Student Loans; or

                  (d) an Insolvency Event occurs with respect to the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Noteholders of Notes evidencing not less than 75% of the Outstanding Amount of the Notes by notice then given in writing to the Servicer (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 5.02) of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 6.02; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Financed Student Loans and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Financed Student Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Student Loan Files to the successor Servicer and amending this Agreement and any other Basic Documents to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

         SECTION 6.02.     Appointment of Successor.

         (a) Upon receipt by the Servicer of notice of termination pursuant to
Section 6.01, or the resignation by the Servicer in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Eligible Lender Trustee, and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the termination hereunder of the Servicer, the Issuer shall appoint a successor Servicer acceptable to the Indenture Trustee, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee and the Administrator. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution the regular business of which shall include the servicing of student loans, as the successor to the Servicer under this Agreement; provided, however, that such right to appoint or to petition for the appointment of any such successor Servicer shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

         (b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Servicer that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Servicer (which shall not exceed the Servicing Fee, unless such compensation arrangements will not result in a downgrading of the Notes by any Rating Agency) and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

         (c) The Servicer may not resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Servicer pursuant hereto, shall be entitled to resign to the extent a qualified successor Servicer has been appointed and has assumed all the obligations of the Servicer in accordance with the terms of this Agreement and the other Basic Documents.

         SECTION 6.03.     Notification to Noteholders.

Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VI, the Indenture Trustee shall give prompt written notice thereof to Noteholders, the Administrator, the Eligible Lender Trustee and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

         SECTION 6.04.     Waiver of Past Defaults.

The Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes may, on behalf of all Noteholders, waive in writing any default by the Servicer in the performance of its obligations hereunder, and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement to the extent provided in such waiver. Upon any such waiver of a past default, such default shall cease to exist, and any

Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                  ARTICLE VII

                                  Termination

         SECTION 7.01.     Optional Purchase of All Financed Student Loans.

As of the last day of any Collection Period immediately preceding a Quarterly Payment Date as of which the then outstanding Pool Balance (not including, for this purpose, accrued interest except to the extent such interest will be capitalized upon commencement of Repayment) is 10 % or less of the sum of (i) the Initial Pool Balance and (ii) the Prefunding Account Closing Date Deposit, the Servicer will have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Servicer will deposit in the Collection Account an amount equal to the Minimum Purchase Price; provided, however, that the Servicer may not effect such purchase if the aggregate amount to be so deposited in the Collection Account would exceed an amount equal to the lesser of (i) the aggregate Purchase Amounts of the Financed Student Loans as of the end of the Collection Period immediately preceding such Quarterly Payment Date and (ii) the fair market value of the Financed Student Loans determined by the Indenture Trustee based on the average of bids or appraisals submitted by not less than two Persons who are Independent of the Servicer and who in the normal course of their business participate in the secondary market for the sale or financing of federal student loans.

                                 ARTICLE VIII

                                 Miscellaneous

         SECTION 8.01.     Amendment.

This Agreement may be amended by the Depositor, the Servicer and the Eligible Lender Trustee, with the prior written consent of the Indenture Trustee, but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect in any material respect the interests of the Noteholders.

         This Agreement may also be amended from time to time by the Depositor, the Servicer and the Eligible Lender Trustee, with the prior written consent of the Indenture Trustee and the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed

Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 6.02(f) of the Loan Sale Agreement. The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         SECTION 8.02.     Protection of Interests in Trust.

         (a) The Servicer shall not change its name, identity or structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 6.02(a) of the Loan Sale Agreement seriously misleading within the meaning of ss. 9-506(b) of the UCC, unless it shall have given the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (b) The Servicer shall have an obligation to give the Eligible Lender Trustee and the Indenture Trustee at least sixty (60) days' prior written notice of any change of its location for purposes of the UCC if, as a result thereof, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment.

         (c) The Servicer shall maintain accounts and records of each Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Financed Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Financed Student Loan and the amounts from time to time deposited in the Collection Account in respect of such Financed Student Loan.

         (d) The Servicer shall, by use of a distinct identification code, maintain its computer systems so that, from and after the time of sale under this Agreement of the Financed Student Loans, the Servicer's master computer records (including any backup archives) that refer to a

Student Loan shall indicate clearly the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in such Student Loan and that such Student Loan is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's, the Eligible Lender Trustee's and the Indenture Trustee's interest in a Student Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Financed Student Loan shall have been paid in full or repurchased.

         (e) If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Financed Student Loan, shall indicate clearly that such Financed Student Loan has been sold and is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

         (f) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Financed Student Loan; provided, however, that the Servicer is given reasonable prior notice of at least three (3) Business Days.

         (g) Upon request, at any time the Eligible Lender Trustee or the Indenture Trustee shall have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Servicer shall furnish to the Eligible Lender Trustee or the Indenture Trustee (in each case, with a copy to the Administrator), within five (5) Business Days, a list of all Financed Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and shall cause the Administrator to furnish to the Eligible Lender Trustee or to the Indenture Trustee, within 20 Business Days thereafter, a comparison of such list to the list of Initial Financed Student Loans set forth in Schedule A to the Loan Sale Agreement as of the Closing Date, and, for each Financed Student Loan that has been added to or removed from the pool of loans held by the Eligible Lender Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Financed Student Loan was so added or removed.

         SECTION 8.03.     Notices.

Unless otherwise agreed by the recipient, all demands, notices and communications upon or to the Depositor, the Seller, the Servicer, the Eligible Lender Trustee, the Indenture Trustee, the Administrator, the Rating Agencies or the Swap Counterparty under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid or postage prepaid, first class mail), and shall be deemed to have been duly given upon receipt;

         (a)      in the case of the Depositor, to
                  Wells Fargo Student Loans Receivables I, LLC
                  Sixth and Marquette
                  Minneapolis, MN  55479
                  Attention: Mary Schaffner

                  Telephone: (612) 667-2367
                  Telecopy:  (612) 667-6082

         (b)      in the case of the Seller, to
                  Wells Fargo Bank South Dakota, National Association 101 N. Phillips Avenue
                  Sioux Falls, SD 57104
                  Attention: Senior Regional Credit Officer
                  Telephone: (605) 575-4920
                  Telecopy: (605) 575-4815

         (c)      in the case of the Servicer, to
                  Wells Fargo Bank South Dakota, National Association 301 58th Street, North
                  Sioux Falls, SD 57104
                  Attention: President
                  Telephone: (605) 575-6309
                  Telecopy: (605) 575-8761

         (d)      in the case of the Issuer, to
                  Wells Fargo Student Loan Trust 2001-1
                  c/o Wells Fargo Bank Minnesota, National Association Sixth and Marquette
                  Minneapolis, MN 55479
                  Attention: Asset Backed Administration
                  Telephone: (612) 667-8058
                  Telecopy:  (612) 667-3464

                  with a copy to the Eligible Lender Trustee at the Corporate Trust Office of the Eligible Lender Trustee;

         (e) in the case of the Eligible Lender Trustee, at the Corporate Trust Office of the Eligible Lender Trustee;

         (f) in the case of the Indenture Trustee, at its Corporate Trust Office;

         (g)      in the case of the Administrator, to
                  Wells Fargo Bank Minnesota, National Association Sixth and Marquette
                  Minneapolis, MN 55479
                  Attention: Asset Backed Administration
                  Telephone: (612) 667-8058
                  Telecopy: (612) 667-3464

         (h)      in the case of Moody's, to
                  Moody's Investors Service, Inc.
                  99 Church Street
                  New York, New York 10007
                  Attention: ABS Monitoring Department
                  Telephone: (212) 553-0573
                  Facsimile: (212) 553-4600;

         (i)      in the case of Fitch, to
                  Fitch, Inc.
                  One State Street Plaza
                  New York, New York 10004
                  Attention: Asset Backed Monitoring Unit
                  Telephone: (212) 908-0500
                  Facsimile: (212) 376-6889; and

         (j)      in the case of Standard & Poor's,
                  a division of The McGraw-Hill Companies, Inc., to Standard & Poor's
                  55 Water Street
                  New York, NY 10041
                  Attention: Asset Backed Surveillance Department
                  Telephone: (212) 438-2000
                  Facsimile: (212) 438-2649

         (k)      in the case of the Swap Counterparty,
                  to the addresses set forth in the Swap Agreement

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 8.04.     Assignment.

Notwithstanding anything to the contrary contained herein, except as provided in the succeeding sentence, as provided in Section 5.03 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Servicer. This Agreement may only be assigned by the Eligible Lender Trustee to its permitted successor pursuant to the Trust Agreement.

         SECTION 8.05.     Limitations on Rights of Others.

The provisions of this Agreement are solely for the benefit of the Servicer, the Issuer and the Eligible Lender Trustee and for the benefit of the Administrator, the Indenture Trustee and the Noteholders, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein. The Indenture Trustee is an express third-party beneficiary and may enforce the provisions of this Agreement as if it were a party hereto.

         SECTION 8.06.     Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 8.07.     Separate Counterparts.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 8.08.     Headings.

The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 8.09.     Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 8.10.     Non-Petition Covenants.

Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         SECTION 8.11. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary (other than pursuant to subsection (d)), this Agreement has been signed by Bank One not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall Bank One in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all or which recourse shall be had solely to the assets of the Issuer.

         (b) Notwithstanding anything contained herein to the contrary (other than pursuant to subsection (d)), this Agreement has been accepted by JPMorgan Chase Bank not in its individual capacity but solely as Indenture Trustee and in no event shall JPMorgan Chase Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         (c) Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee or the Indenture Trustee, to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee pursuant to, or to otherwise comply with their obligations under, the Higher Education Act or implementing regulations.

                       [Signatures Follow on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              WELLS FARGO STUDENT LOAN TRUST 2001-1,
                              as Issuer

                              By: BANK ONE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee on behalf of the Issuer


                              By: /s/ Sharon McGrath
                                  ---------------------------------------------
                                 Name:   Sharon McGrath
                                 Title:  Vice President



                              WELLS FARGO BANK SOUTH DAKOTA, National
                              Association, as Servicer



                              By: /s/ Glen W. Herrick
                                  ---------------------------------------------
                                 Name:   Glen W. Herrick
                                 Title:  Senior Vice President



                              WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC, as Depositor

                              By: /s/ Jon A. Veenis
                                  ---------------------------------------------
                                 Name:   Jon A. Veenis
                                 Title:  President and CEO



                              BANK ONE, NATIONAL ASSOCIATION,
                                   not in its individual capacity but
                                   solely as Eligible Lender Trustee

                              By: /s/ Sharon McGrath
                                  ---------------------------------------------
                                 Name:  Sharon McGrath
                                 Title: Vice President

Acknowledged and accepted as of the day and year first above written:

                                 JPMORGAN CHASE BANK,
                                    not in its individual capacity but
                                    solely as Indenture Trustee

                                By: /s/ Jennifer H. Baran
                                    -------------------------------------------
                                   Name:  Jennifer H. Baran
                                   Title: Vice President

                                                                    SCHEDULE A

The Servicer shall maintain each Student Loan File at one of the locations listed below:


                UNIPAK
                3015 South Parker Road, Suite 400
                Aurora, Colorado  80014

                Wells Fargo Bank South Dakota,
                National Association
                101 North Phillips
                Sioux Falls, South Dakota
                57104